                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 31, 2002
                                                         ----------------


                            The Lamson & Sessions Co.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Ohio                        1-313                   34-0349210
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


25701 Science Park Drive, Cleveland, Ohio                             44122-7313
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (216) 464-3400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On October 31, 2002, The Lamson & Sessions Co. (the "Company") issued a press release announcing its earnings for the third quarter of 2002. A copy of such press release is included as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    Number   Description
    ------   -----------

    99.1     Press Release, dated October 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LAMSON & SESSIONS CO.

Dated: October 31, 2002

                                       By: /s/ James J. Abel
                                           -------------------------------------
                                           James J. Abel
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


    Number   Description
    ------   -----------

    99.1     Press Release, dated October 31, 2002.